UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):     October 5, 2020

CRAFT BREW ALLIANCE, INC.

(Exact name of registrant as specified in its charter)

Washington	0-26542	91-1141254
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

929 North Russell Street

Portland, OR 97227-1733

(Address of principal executive offices, including zip code)

(503) 331-7270

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $0.005	BREW	The Nasdaq Stock Market LLC (Nasdaq Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company       ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.        ☐

Item 1.01. Entry into a Material Definitive Agreement.

As previously disclosed on a Form 8-K filed with the Securities and Exchange Commission on June 11, 2020, on June 10, 2020, Craft Brew Alliance, Inc., a Washington corporation (“Seller”), Kona Brewery LLC, a Hawaii limited liability company (the “Company”), and PV Brewing Partners, LLC, a Delaware limited liability company (“Buyer”, and together with Seller and the Company, the “Parties”), entered into a Membership Interest Purchase Agreement (the “Purchase Agreement”), pursuant to which, among other things, Buyer agreed to purchase from Seller 100% of the outstanding membership interests of the Company (the “Kona Transaction”).

On October 1, 2020, the Parties entered into the First Amendment to the Membership Interest Purchase Agreement (the “First Amendment”), which, among other things, eliminates Buyer’s ability to defer any portion of the Additional Consideration (as defined in the Purchase Agreement) and provides for an aggregate purchase price of $15.75 million in cash, of which (i) $5.25 million will be paid by Buyer at the closing of the Kona Transaction, (ii) $5.25 million will be paid by Buyer the first day of the month next succeeding the first full calendar month after the New Brewery Completion (as defined in the Purchase Agreement) (the “Second Payment Date”), and (iii) $5.25 million will be paid by Buyer on the date that is ninety days after the Second Payment Date.

The foregoing description of the First Amendment is only a summary, does not purport to be complete and is qualified in its entirety by reference to the full text of the First Amendment, a copy of which is attached to this report as Exhibit 2.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

d)            Exhibits

Exhibit No.	Description

2.1	First Amendment to Membership Interest Purchase Agreement, dated October 1, 2020, by and among Craft Brew Alliance, Inc., Kona Brewery LLC and PV Brewing Partners, LLC.*
104	The cover page from this Current Report on Form 8-K, formatted in Inline XBRL

*Exhibits and schedules have been omitted from this filing pursuant to Item 601(a)(5) of Regulation S-K and will be furnished to the Securities and Exchange Commission upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CRAFT BREW ALLIANCE, INC.
Date: October 5, 2020	By:	/s/ Marcus H. Reed
	Name:	Marcus H. Reed
	Title:	General Counsel and Assistant Secretary

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